UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 8, 2020	(June 2, 2020)
Date of Report (Date of earliest event reported)

GREIF INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road	Delaware	Ohio	43015
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

        Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GEF	New York Stock Exchange
Class B Common Stock	GEF-B	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.
On June 3, 2020, Greif, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing the financial results for its second quarter ended April 30, 2020. The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Earnings Release included the following non-GAAP financial measures (the “non-GAAP Measures”):

(i)the Company's net income, excluding the impact of adjustments, for the second quarter of 2020 and the second quarter of 2019, which is equal to the Company's consolidated net income for the applicable period plus restructuring charges, plus acquisition and integration related costs, plus debt extinguishment charges, plus non-cash asset impairment charges, plus non-cash asset impairment charges, plus incremental COVID-19 costs, net, plus the net tax benefit resulting from the Tax Cut and Jobs Act of 2017 (the "Tax Reform Act"), less (gain) loss on disposal of properties, plants, equipment and businesses, net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;
(ii)the Company's earnings per diluted Class A share, excluding the impact of adjustments, for the second quarter of 2020 and the second quarter of 2019, which is equal to earnings per diluted Class A share of the Company for the applicable period plus restructuring charges, plus acquisition and integration related costs, plus debt extinguishment charges, plus non-cash asset impairment charges, plus incremental COVID-19 costs, net, plus the net tax benefit resulting from the Tax Reform Act, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;
(iii)the Company's consolidated adjusted EBITDA for the second quarter of 2020 and the second quarter of 2019, which is equal to the Company's consolidated net income for the applicable period plus interest expense, net, plus debt extinguishment charges, plus income tax expense, plus depreciation, depletion and amortization expense, plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus incremental COVID-19 costs, net, plus non-cash pension settlement (income) charges, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each on a consolidated basis for the applicable period;
(iv)the Company's consolidated adjusted free cash flow for the second quarter of 2020 and the second quarter of 2019, which is equal to the Company's consolidated net cash provided by (used in) operating activities for the applicable period less cash paid for purchases of properties plants and equipment, plus cash paid for acquisition and integration related costs, plus cash paid for debt issuance costs, plus cash paid for incremental COVID-19 costs, net, plus cash paid for acquisition and integration related enterprise resource planning ("ERP") systems each on a consolidated basis for the applicable period;
(v)the Company's net debt for the second and first quarters of 2020 and the second quarter of 2019, which is equal to the Company's consolidated total debt at the end of the applicable period ended less cash and cash equivalents at the end of the applicable period ended.
(vi)net sales excluding foreign currency translation for the Company's Rigid Industrial Packaging & Services business segment for the second quarter of 2020 and the second quarter of 2019, which is equal to that business segment's net sales for the applicable quarter, after adjusting such sales for the second quarter of 2020 for foreign currency translation;
(vii)adjusted EBITDA for the Company’s Rigid Industrial Packaging & Services business segment for the second quarter of 2020 and the second quarter of 2019, which is equal to that business segment’s operating profit less other (income) expense, net, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation and amortization expense, plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus incremental COVID-19 costs, net, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each for the applicable period;
(viii)net sales excluding foreign currency translation for the Company's Paper Packaging & Services business segment for the second quarter of 2020 and the second quarter of 2019, which is equal to that business segment's net sales for the applicable quarter, after adjusting such sales for the second quarter of 2020 for foreign currency translation;

(ix)adjusted EBITDA for the Company’s Paper Packaging & Services business segment for the second quarter of 2020 and the second quarter of 2019, which is equal to that business segment’s operating profit less other (income) expense, net, less non-cash pension settlement (income) charges, plus depreciation and amortization expense, plus restructuring charges, plus acquisition and integration related costs, plus non-cash pension settlement (income) charges, plus incremental COVID-19 costs, net, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each for the applicable period;
(x)net sales excluding foreign currency translation for the Company's Flexible Products & Services business segment for the second quarter of 2020 and the second quarter of 2019, which is equal to that business segment's net sales for the applicable quarter, after adjusting such sales for the second quarter of 2020 for foreign currency translation;
(xi)adjusted EBITDA for the Company’s Flexible Products & Services business segment for the second quarter of 2020 and the second quarter of 2019, which is equal to that business segment’s operating profit less other (income) expense, net, plus depreciation and amortization expense, plus restructuring charges, plus incremental COVID-19 costs, net, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each for the applicable period; and
(xii)adjusted EBITDA for the Company’s Land Management business segment for the second quarter of 2020 and the second quarter of 2019, which is equal to that business segment’s operating profit plus depreciation, depletion and amortization expense, plus restructuring charges, less (gain) loss on disposal of properties, plants, equipment and businesses, net, each for the applicable period.

Management of the Company uses the non-GAAP Measures to evaluate ongoing operations and believes that these non-GAAP Measures are useful to investors. The exclusion of the impact of the identified adjustments (restructuring charges, acquisition and integration related costs, non-cash asset impairment charges, incremental COVID-19 costs, net, non-cash pension settlement (income) charges, disposals of properties, plants, equipment and businesses, net, and the net tax benefit resulting from the Tax Reform Act) enable management and investors to perform meaningful comparisons of current and historical performance of the Company. Management of the Company also believes that the exclusion of the impact of the identified adjustments provides a stable platform on which to compare the historical performance of the Company and that investors desire this information. Management believes that the use of consolidated adjusted free cash flow, which excludes cash paid for capital expenditures, acquisition and integration related costs, incremental COVID-19 costs, net, cash paid for debt issuance costs, and cash paid for acquisition and integration related ERP systems from the Company's consolidated net cash provided by (used in) operating activities, provides additional information on which to evaluate the cash flow generated by the Company and believes that this is information that investors find valuable. The non-GAAP Measures are intended to supplement and should be read together with our financial results. The non-GAAP Measures should not be considered an alternative or substitute for, and should not be considered superior to, our reported financial results. Accordingly, users of this financial information should not place undue reliance on the non-GAAP Measures.

Section 5 – Corporate Governance and Management

Item 5.03(a). Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2020, the Company’s Board of Directors adopted, effective as of June 8, 2020, an amendment to the Second Amended and Restated By-Laws of the Company, as amended, by inserting a new Article XI providing that the exclusive forum for any claims against the Company under the Securities Act of 1933 is a federal district court of the United States of America. This amendment to the Second Amended and Restated By-Laws is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On June 4, 2020, management of the Company held a conference call with interested investors and financial analysts (the “Conference Call”) to discuss the Company’s financial results for its second quarter ended April 30, 2020. The file transcript of the Conference Call is attached as Exhibit 99.3 to this Current Report on Form 8-K.

On the Conference Call, Management provided the following information regarding the Company’s business in May 2020. In the Rigid Industrial Packaging & Services segment, steel drum volumes were down roughly 8% on a per day basis versus May

2019, as customers destocked, while IBCs were up slightly over 10% on a per day basis. In the Paper Packaging & Services segment, CorrChoice volumes were down single digits on a per day basis versus May 2019 while volumes in the tube and core business were a bit softer than that. Demand for corrugated sheets and tubes and cores improved between April and May this year, so we’re hopeful that we’re beginning to see a positive trend as businesses re-open. In addition, there were other references to the Company’s business in May by management during the Conference Call, which are reflected in the file transcript of the Conference Call attached as Exhibit 99.3 to this Current Report on Form 8-K.

Further, the file transcript has been amended to correct certain items from the Conference Call. Specifically, on pages 5 and 6, respectively, the following sentences originally stated:

"In our Rigid business, in large steel drums, on a global volume basis per day, our large steel drum business globally is down about 5% … And the large steel drum volume in APAC was up 1% on a per day basis compared to April. And if you look at EMEA, EMEA's volume on large steel drums were down 7% on a per day basis compared to April."

"If you look at our volumes in April to May and our converting operations in Paper and CorrChoice, which is really tied into our containerboard system, on a per day basis, May versus April, we're up 6%."

These sentences have been amended to read as follows:

"In our Rigid business, in large steel drums, on a global volume basis per day, our large steel drum business globally is down about 6% … And the large steel drum volume in APAC was up 1% on a per day basis compared to May 2019. And if you look at EMEA, EMEA's volume on large steel drums were down 2% on a per day basis compared to April"

"If you look at our volumes in April to May and our converting operations in Paper and CorrChoice, which is really tied into our containerboard system, on a per day basis, May versus April, we're up 4%."

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif Inc. on June 3, 2020 announcing the financial results for its second quarter ended April 30, 2020.
99.2	Amendment to the Second Amended and Restated By-Laws of the Company, effective June 8, 2020.
99.3	File transcript of conference call with interested investors and financial analysts held by management of Greif Inc. on June 4, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: June 8, 2020	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer